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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                      January 31, 2001 (January 31, 2001)
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                            LIFEPOINT HOSPITALS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

         Delaware                      0-29818                  52-2165845
       ---------------             ---------------           ----------------
       (State or Other            (Commission File           (I.R.S. Employer
       Jurisdiction of                 Number)                Identification
       Incorporation)                                             Number)


                           103 Powell Court, Suite 200
                           Brentwood, Tennessee 37027
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               (Address of Principal Executive Offices) (Zip Code)


                                 (615) 372-8500
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              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable
                  ---------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 9.      REGULATION FD DISCLOSURE.

             LifePoint Hospitals, Inc. (the "Company") intends to issue a press release containing its fourth quarter and year ended December 31, 2000 earnings results on Tuesday, February 6, 2001 after the market closes. In conjunction with this release, management will host a conference call which will be simultaneously broadcast live over the Internet on Wednesday, February 7, 2001 at 9:00 a.m. central standard time. The listen-only web-simulcast of the call is available to the public through the Company's website www.lifepointhospitals.com and at www.streetevents.com. Listeners should go to the website well in advance of the time of the conference call to download and install any necessary audio software. The web-simulcast will be available for replay for thirty (30) days after the call and a playback of the conference call will also be available from 11:00 a.m. central standard time on Wednesday, February 7, 2001 until 5:00 p.m. central standard time on Thursday, February 8, 2001. The number to call for the playback of the conference call is 1-800-633-8284 and the reservation number is 17550943. There is no charge to access the web-simulcast or playback conference call.










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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LIFEPOINT HOSPITALS, INC.

                                    By:     /s/ William F. Carpenter III
                                        ----------------------------------------
                                              William F. Carpenter III
                                              Senior Vice President and
                                              General Counsel



Date:  January 31, 2001










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